THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after
September 25, 2014

HZO, INC.

WARRANT TO PURCHASE SHARES

This Warrant is issued to ZAGG, Inc. (the “Holder”) by hZo, Inc., a Delaware corporation (the “Company”), pursuant to the terms of that certain Note and Warrant Purchase Agreement (the “Purchase Agreement”), dated as of September 25, 2009, in connection with the Company’s issuance of a Subordinated Secured Convertible Promissory Note (the “Note”) to the Holder.

1. Purchase of Shares.  Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, during the Exercise Period, as defined below, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to the number of fully paid and nonassessable Shares (as defined below) equal to thirty percent (30%) multiplied by the quotient obtained by dividing the principal amount of the Note by the Exercise Price (as defined below).

2. Definitions.

(a) Change of Control.  The term “Change of Control” shall mean (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; (ii) a sale, lease or other conveyance of all or substantially all of the assets of the Company; or (iii) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

(b) Exercise Period.  Prior to the expiration of this Warrant pursuant to Section 14 hereof, this Warrant shall be exercisable in whole or in part (i) for Qualified Securities (as defined below) at any time following the consummation by the Company of a Qualified Financing (as defined below) or (ii) for shares of the Company Common Stock at (A) anytime following the Maturity Date (as defined in the Note), (B) in connection with any Change of Control or initial public offering if no Qualified Financing has occurred prior to such date, or (C) in connection with any Event of Default under the Note if no Qualified Financing has occurred prior to such date.

(c) Exercise Price.  The exercise price for the Shares (the “Exercise Price”) shall be the price per share of the Qualified Securities (as defined below).

(d) Qualified Financing.  The term “Qualified Financing” is any equity financing, consummated prior to the expiration of this Warrant pursuant to Section 14 hereof, pursuant to which the Company sells shares of a series of preferred stock in a transaction or series of related transactions with an aggregate sales price of not less than $1,000,000, excluding cancellation of indebtedness or conversion of any and all convertible bridge notes which are converted into preferred stock (including the Notes), and with the principal purpose of raising capital (a “Qualified Financing”).  The term “Qualified Securities” means the equity securities issued in a Qualified Financing.

(e) The Shares.  The term “Shares” shall mean shares of Qualified Securities.

3. Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(i) the surrender of this Warrant, together with a notice of exercise to the Chief Financial Officer of the Company at its principal offices; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Net Exercise.                                In lieu of cash exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

Y (A - B)
X =                  A

Where

X --	The number of Shares to be issued to the Holder.

Y --	The number of Shares purchasable under this Warrant.

A --	The fair market value of one Share.

B --	The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange).  If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

5. Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. Issuance of Shares.  The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. Adjustment of Exercise Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per Share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment.  When any adjustment is required to be made in the number or kind of Shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

8. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that this Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof and/or Regulation D promulgated thereunder, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

11. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

If the Holder is party to any voting agreement, co-sale agreement, investor rights agreement or other agreement with the Company requiring that specified legends be placed upon securities held by the Holder, the Shares will also contain such legends.

12. Warrants Transferable.  Subject to compliance with the terms and conditions of this Section 12 and any other agreements to which the Holder is a party, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.  With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 12 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made.  Each certificate representing this Warrant or the Shares transferred in accordance with this Section 12 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

13. Rights of Stockholders.  The Holder shall not be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14. Expiration of Warrant; Notice of Certain Events Terminating This Warrant.

(a) This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of:

(i) 5:00 p.m., Mountain Standard time, on the fifth anniversary of the issuance of this Warrant;

(ii) Any Change of Control; or

(iii) The initial public offering of the Company’s Common Stock.

(b) The Company shall provide at least ten (10) days prior written notice of any event set forth in Section 14(a)(ii) or (iii).

15. Notices.  All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S.  Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the Schedule of Investors to the Purchase Agreement, and (ii) if to the Company, at the address of its principal corporate offices (attention: President) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

16. Registration Rights Agreement.  The registration rights of the Holder (including Holders’ successors) with respect to the Common Stock issuable upon conversion of the Shares issuable upon exercise of this Warrant will be the same as granted to the holders of Shares issued in the Qualified Financing.

17. Governing Law.  This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of law provisions of the State of Utah or of any other state.

18. Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the Holder and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

[Signature Page follows]

Issued this September 25, 2009

HZO, INC.
a Delaware corporation

By:    /s/Robert G. Pedersen, II
              Robert G. Pedersen II, President

EXHIBIT A

NOTICE OF EXERCISE

TO:	hZo, Inc.
3855 South 500 West, Suite J
Salt Lake City, UT 84115

Attn:                      Chief Executive Officer
Telephone:                   (801) 918-4343
Facsimile:                      (888) 291-8354

1.           The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2.           Method of Exercise (Please initial the applicable blank):

___
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

_________________________________
(Name)

_________________________________

_________________________________
(Address)

4.           The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such Shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant (including Section 10(e) thereof) are true and correct as of the date hereof.

______________________________
(Signature)

______________________________
(Name)

______________________________	______________________________
(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of  ________________________ of hZo, Inc., a Delaware corporation to which the attached Warrant relates, and appoints ______________ attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: